EXHIBIT 10.15a

            ADDENDA TO THE ASSET CONTRIBUTION AGREEMENT
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ADDENDUM 1:  As amended in Page 3 and Tab C10 of the First
Supplement to the Comprehensive Application dated September 26,
2000 in Docket No. 137-NC-100:

           SECTION 3.5  Contracts.
                        ----------

           (a) The Contributor shall assign to ATCLLC, in substantially the form of the assignment attached hereto as
      Exhibit 3.5(a), all contracts necessary for the operation of the Contributed Assets (excluding those being used by Contributor to continue to provide future goods or services to ATCLLC under an interconnection or other agreement), together with any contracts relating to Transmission Only Transmission Lines and Transmission Only Transmission Substations, excluding, however, any Existing Attachment Agreements (collectively, the "Contracts"), which Contracts are listed on Schedule 3.5(b).

           (b) ATCLLC and the Contributor shall execute a separate Attachment Agreement that will govern the treatment of Contributor's existing contracts for pole attachments and fiber-optic-cable attachments. Contributor's existing contracts for pole attachments and fiber optic cable attachments are listed on Schedule 3.5(b).

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ADDENDUM 2:  As amended in Paragraph 5 of Attachment B of the
First Supplement to the Comprehensive Application dated September
26, 2000 in Docket No. 137-NC-100:

      SECTION 5.6    Interests In Certain Contributed Assets.
                     ----------------------------------------

           (a) The Transmission Facilities have been maintained in accordance with Good Utility Practice, and will be so maintained through the Operations Date.

           (b) Except for ATCLLC and those tenants identified in the lease schedule attached as Schedule 5.6(b), pursuant to the terms of this Agreement and the parties to Existing Attachment Agreements, no person, firm or entity has any rights to acquire or lease all or any portion of the Contributed Assets, or otherwise to obtain any interest therein, and there are no outstanding options, rights of first refusal or negotiation, rights of reverter or rights of first offer relating to the Contributed Assets or any interest therein.

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ADDENDUM  3: As  amended  in  Paragraph  6 of  Attachment  B of the
First Supplement to the Comprehensive Application dated September 26, 2000 in Docket No. 137-NC-100:

      SECTION 8.2  Conditions Precedent to Obligations of ATCLLC.
                   ----------------------------------------------

      ....

           (b) Instruments of Transfer and Other Instruments. The Contributor shall have delivered to ATCLLC, on or prior to the Closing Date, the following:

                (i)  the  documents  and  instruments  required  by
           Article III;

                (ii) title insurance policies meeting the requirements of Section 3.11(a)(i) insuring the Transmission Only Transmission Substation Fee Interests, subject only to Permitted Encumbrances, and Surveys with respect to the Transmission Substation Land Rights; and

                (iii)such other documents as may reasonably be requested to consummate the transfer of the Contributed Assets to ATCLLC.

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ADDENDUM  4:  As  amended  in  Page 3 and  Tab  C10  of  the  First
Supplement to the Comprehensive Application dated September 26, 2000, and Paragraph 8 of Attachment B to that First Supplement in Docket No. 137-NC-100:

                             SCHEDULES
                             ---------


       3.2 Identification of Transmission Lines

           (a)  Transmission Only Transmission Lines

                (i)  Fee Interests

                (ii) Easements

                (iii)Leases

           (b)  Incidental Use Transmission Lines

                (i)  Fee Interests

                (ii) Easements

                (iii)Leases
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           (c)  Joint Use Transmission Lines

                 (i)  Fee Interests

                 (ii) Easements

                 (iii)Leases

       3.3 Identification of Transmission Substations

           (a)  Transmission Only

                 (i)   Fee Interests

                 (ii)  Easements

                 (iii) Leases

           (b)  Joint Use Transmission Substations

                 (i)   Fee Interests

                 (ii)  Easements

                 (iii) Leases

       3.4 Permits

       3.5(a)Contracts

       3.5(b)Existing   Contracts  for  Pole  Attachments  and
                Fiber-Optic Cable

       3.6   Construction Work In Progress

       3.7   Personal Property

       3.8   Inventory

       3.9   Warranties

       3.12  Documented Construction Projects

       5.4   Third Party Consents

       5.5   Litigation

       5.6(b) Leases other than Transmission Line Easements and Transmission Substation Easements

       7.2 Project Map